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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report  (Date of earliest event reported)        February 13, 2001
                                                    ----------------------------

                            U.S. Home Systems, Inc.
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              (Exact name of Registrant as specified in charter)

                                   Delaware
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                (State or other jurisdiction of incorporation)

        0-18291                                            84-0819941
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(Commission File Number)                       (IRS Employee Identification No.)

750 State Highway 121 Bypass, Suite 170, Lewisville, TX               75067
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       (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code        (214) 488-6300
                                                    ----------------------------

         U.S. Pawn, Inc., 7215 Lowell Boulevard, Westminster, CO 80030
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events

     On February 14, 2001, the Registrant issued the press release attached hereto as Exhibit 20.1.

Item 7.  Exhibits.


          Exhibit Number                          Description
          --------------               ------------------------------------
              20.1                     News Release dated February 14, 2001


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      U.S. Home Systems, Inc.
                                                     -------------------------
                                                            (Registrant)

Date:  February 14, 2001
                                                     By: /s/ Murray Gross
                                                         -----------------------
                                                         Murray Gross
                                                         Chief Executive Officer